UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2005

SS&C TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-28430	06-1169696

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On February 25, 2005, SS&C Technologies, Inc. (the “Company”) and Financial Models Company Inc., an Ontario corporation (“FMC”), entered into an acquisition agreement (the “Acquisition Agreement”). The Acquisition Agreement provided for a cash tender offer by the Company for 100% of the outstanding shares of capital stock of FMC at a per share price of CAN $17.70. FMC is a provider of comprehensive investment management systems and services to the international investment management industry and has offices in Toronto, Montreal, the United States, Australia and Europe.

     In support of the transaction, the Company entered into definitive lock-up agreements (the “Lock-up Agreements”) with Stamos Katotakis, 1066821 Ontario Inc. and 1427936 Ontario Inc. (entities controlled by Mr. Katotakis), William R. Waters Limited, BNY Capital Corporation, Triax Growth Fund Inc. and Van Berkom and Associates Inc. The locked-up shareholders of FMC held approximately 91.8% of FMC’s outstanding capital stock.

     On April 19, 2005, the Company, through its wholly owned subsidiary, 1651943 Ontario Inc., acquired an aggregate of 9,678,574 common shares of FMC, representing approximately 99.8% of the outstanding common shares of FMC, and an aggregate of 1,344,400 class C shares of FMC, representing 100% of the outstanding class C shares of FMC. The Company is exercising its rights to acquire all FMC common shares that were not tendered to the Company through the compulsory acquisition provisions of the Ontario Business Corporations Act. The aggregate purchase price for the FMC shares, including those shares not tendered, is approximately US $159,000,000. To finance the acquisition of FMC, the Company borrowed US $75,000,000 under its line of credit with Fleet National Bank, a Bank of America company, and used approximately US $84,000,000 from cash on hand.

     In connection with the acquisition of FMC, holders of options to purchase FMC common shares (the “FMC Options”) were given the right to exchange each FMC Option for cash in an amount equal to the product of (1) the number of FMC common shares issuable upon exercise of the FMC Option and (2) CAN $17.70 minus the exercise price per FMC common share under the FMC Option. The Company has paid, or expects to pay, an aggregate of approximately US $7,900,000 from cash on hand for the surrendered FMC Options.

     The terms of the Acquisition Agreement were determined on the basis of arm’s-length negotiations. Other than with respect to the transactions contemplated by the Acquisition Agreement and the Lock-up Agreements, neither the Company nor any of its directors, officers or, to its knowledge, affiliates, nor, to its knowledge, any associates of its directors or officers, had any material relationship with FMC at the time the parties entered into the Acquisition Agreement.

     A copy of the Acquisition Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 2, 2005, and is incorporated herein by reference as though fully set forth herein. The foregoing summary of the Acquisition Agreement and the transactions contemplated thereby is qualified in its entirety by the complete text of the Acquisition Agreement.

     This Current Report on Form 8-K contains forward-looking statements about our expectations, including statements relating to our intention to acquire the remaining outstanding common shares of FMC. Any such statements are subject to risks that could cause the actual results to vary materially from expectations. Any forward-looking statements represent our estimates only as of the day this report is filed with the Securities and Exchange Commission and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information contained above under Item 2.01 is incorporated herein by reference.

     In connection with the Company’s acquisition of FMC on April 19, 2005, the Company assumed obligations under a credit agreement between the Canadian Imperial Bank of Commerce (“CIBC”) and FMC, dated October 5, 2001, as amended on February 11, 2004 (the “Credit Facility”). The Credit Facility provides for an operating line of credit in the amount of CAN $6,000,000 and available letters of credit/guarantee in the amount of CAN $2,000,000. The Credit Facility is secured by a general security agreement conveying a first floating charge over FMC’s assets, a first fixed specific charge over certain of FMC’s equipment and a general assignment of FMC’s accounts receivable. Financial Models Company Ltd., Financial Models Corporation Limited and Securities Valuation Company Inc., subsidiaries of FMC, have entered into unlimited guarantees with respect to the Credit Facility. The Credit Facility contains certain financial covenants, and amounts drawn under the Credit Facility bear interest at CIBC’s prime rate or letter of credit rate, as applicable. As of April 19, 2005, FMC had US $123,750 in letters of credit outstanding and no amounts outstanding under the operating line of credit. As the operating line of credit is a demand facility, CIBC may make a demand for repayment and/or cancel unused portions thereof at any time in its discretion.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     The financial statements of FMC required by this item are not included with this initial report. The required financial statements will be filed by amendment no later than July 5, 2005.

     (b) Pro Forma Financial Information.

     The pro forma financial information required by this item is not included with this initial report. The required pro forma financial information will be filed by amendment no later than July 5, 2005.

     (c) Exhibits

     See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.
Date: April 25, 2005	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1+	Acquisition Agreement, dated February 25, 2005, between SS&C Technologies, Inc. and Financial Models Company Inc. is incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 000-28430) filed with the Securities and Exchange Commission on March 2, 2005.

+	SS&C Technologies, Inc. hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.